500 Linden Oaks, 2 nd Floor Rochester, New York 14625 (585) 249 - 6231 www.virtualscopics.com NASDAQ: VSCP 2014 Annual Shareholders’ Meeting June 17, 2014 1

Introductions and Opening Remarks • Eric Converse, Interim President & Chief Executive Officer Proxy Summons Financial Review • Jim Groff, Acting Chief Financial Officer Business Development • Erik Jensen, Vice President of Global Business Development & Marketing Technology • Jonathan Riek, PhD., Chief Technology Officer Innovation • Edward Ashton, PhD., Chief Scientific Officer Question and Answer Proxy Tally and Results • Eric Converse, Interim President & Chief Executive Officer 2

Eric T. Converse Interim President & Chief Executive Officer June 17 , 2014 500 Linden Oaks, 2 nd Floor Rochester, New York 14625 (585) 249 - 6231 www.virtualscopics.com NASDAQ: VSCP 3

This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. These forward - looking statements include, but are not limited to, statements regarding the expected benefits of the Company’s investment in infrastructure and new customer contract signings and awards , its potential alliance with IXICO, and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” or similar expressions. Forward - looking statements deal with the Company’s current plans, intentions, beliefs and expectations. Investors are cautioned that all forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements. Many of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission (the “ SEC ”), and in any subsequent reports filed with the SEC, all of which are available at the SEC’s website at www.sec.gov. These include without limitation: the risk of cancellation or delay of customer contracts or specifically as it relates to contact awards, the risk that they may not get signed. Other risks include the company’s dependence on its largest customers and risks of contract performance, protection of our intellectual property and the risks of infringement of the intellectual property rights of others. All forward - looking statements speak only as of the date of this press release and the Company undertakes no obligation to update such forward - looking statements. 4

• Initial Focus - Employees • Training • Positive Changes in the Management Team - Customers • New Names on the RFP Win List • Maintaining and Developing Existing Customers • Ultimate Focus - Delivering Shareholder Value 5

• Pipeline and Bookings Continue to Grow • IXICO Relationship - Close to Signing the Framework Agreement - Scientific Advisory Board Members Identified - Joint Office Target Announcement for Mid - July • Conferences • Investor Relations - Outreach to Existing Investors - Attracting New Investors 6

Jim Groff Acting Chief Financial Officer June 17 , 2014 500 Linden Oaks, 2 nd Floor Rochester, New York 14625 (585) 249 - 6231 www.virtualscopics.com NASDAQ: VSCP Financial Update 7

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x We believe 2014 revenues will be relatively flat with 2013 Timing of the initiation of 2013 and 2014 projects The number of projects that closed during 2013 and the first three months of 2014 x We expect operating expenses to trend higher for the remainder of the year Investments in personnel, operations, and systems New office in Pennsylvania / New Jersey pharma corridor x Cash balance of approximately $6.8 million No long term debt Cash burn will continue through out 2014 10

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15.1% 10.2% 7.1% 5.1% 62.5% Loeb Investors Company Merck Global Health Innovation Fund, LLC University of Rochester Board Members and Executives Stockholders with less than 5% of holdings Beneficial Ownership Percentages As of April 30, 2014 12

• 2.99MM Common shares outstanding • 481M Convertible preferred securities • 474M Warrants/Options • $2.93 - $6.70 NASDAQ 52 week range • ∼ $11.5MM Market cap 13

Erik Jensen Vice President Global Business Development and Marketing June 17 , 2014 500 Linden Oaks, 2 nd Floor Rochester, New York 14625 (585) 249 - 6231 www.virtualscopics.com NASDAQ: VSCP Business Development Update 14

• Focuses on a segmented and targeted approach relative to account type, sales channel, therapeutic area and study phase • Provides uniform goals and objectives across territories and Business Development Directors • Provides clear promotion and positioning strategies for our core imaging services • Drives profitability and sustainability • Drives customer l oyalty 15

16 Routes to Market (Services) – Direct and Indirect Channels VirtualScopics Imaging Solutions Pharmaceutical Companies Direct (VS Sales and Project Management) Channels PPD IXICO

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• Lead Generation – Direct and Channel Sales Force (maximizing interaction with existing and new clients) – Conferences, Webinars, eNewsletters, Press Releases, Scientific Posters, Publications, Case studies, White Papers, VirtualScopics website, etc. • Proposal Development – Centralized, integrated proposal development process – Capture data for resource and surge capacity planning 19

20 Jan - May 2013 Jan - May 2014

Success Stories





First-ever Program Award for VirtualScopics

- Multi-million dollar oncology program award with a top 10 pharmaceutical company

New Study Award

- New Study Award from a top 10 pharmaceutical company
- Global Phase II Myelofibrosis Study

New Study Award

- New Study Award from a top 15 pharmaceutical company
- Phase I Myostatin Inhibitor Study

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VIRTUALSCOPICS
Know more. Move faster.

Why was VirtualScopics chosen? • Our demonstrated scientific capabilit ies in the specific disease indication • Our demonstrated scientific and operational flexibility and responsiveness 22

Jonathan Riek, Ph.D. Chief Technical Officer June 17 , 2014 500 Linden Oaks, 2 nd Floor Rochester, New York 14625 (585) 249 - 6231 www.virtualscopics.com NASDAQ: VSCP Technology Update 23

24 Imaging Sites Image Analysis Results Delivery

25 Imaging Sites Image Analysis Results Delivery

26 Imaging Sites Image Analysis Results Delivery

27 Imaging Sites Image Analysis Results Delivery

A Case Study: Muscle Atrophy 28

• 10 years ago – Wyeth MYO - 029 • Becker Muscular Dystrophy study • Unique ability to perform volumetric analysis 29

• Many causes of muscle atrophy or muscle wasting: – Sarcopenia (up to 45% of older US population) – Cachexia (about 1% in US, Europe and Japan 9M) – Muscular Dystrophy (500/yr in US) – Disuse (fractures – 1.3% US adult population /yr) – Burns (US – 40,000/yr) – Many others 30

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32 MRI CT DXA

Edward Ashton, Ph.D. Chief Scientific Officer June 17 , 2014 500 Linden Oaks, 2 nd Floor Rochester, New York 14625 (585) 249 - 6231 www.virtualscopics.com NASDAQ: VSCP Innovation Continues 33

y = -0.0001x + 0.1096 R 2 = 0.5239 -50.00% -40.00% -30.00% -20.00% -10.00% 0.00% 10.00% 20.00% 30.00% 40.00% 0 500 1000 1500 2000 2500 3000 3500 4000 4500 %Change in Ktrans vs. AUC(0 - 24hr) for MN - 029. Correlation is significant (p<.001) 34

Tumor Burden Reduction >10% Stable Tumor Burden Tumor Burden Increase >10% K Reduction >60% 16/24 (67%) 4/24 (17%) 4/24 (17%) K Reduction 40% - 60% 32/44 (73%) 4/44 (9%) 8/44 (18%) K Reduction 20% - 40% 17/37 (46%) 7/37 (19%) 13/37 (35%) No Measurable K Reduction 18/67 (27%) 29/67 (43%) 20/67 (30%) TRANS TRANS TRANS TRANS 35

36 • VS 94005, metastatic breast cancer: 10,000+ reads completed in five weeks, with flawless delivery. • VS 31403, advanced thyroid cancer: 500+ patients, complex protocol, VS received personal thanks from the study head for our contributions to the program. • VS 34005, tuberous sclerosis: Pivotal study in an orphan disease. VS supported the first successful registration using tumor volume as a primary endpoint.

• VirtualScopics has been a consistent industry leader: – Multi - site DCE - MRI – Tumor volume analysis – Real - time reading – Site - central confirmation reads • Innovation continues… 37

• Led by VirtualScopics CSO and CTO • Brings together world - class experts across a broad range of indications: – Metabolic diseases – Hepatic MRI – Oncology – Neurology – Cardiology • Ensures that VirtualScopics stays on the cutting edge of imaging in clinical trials. 38

39 Thank You Question and Answer

40 On behalf of the VirtualScopics ’ Board of Directors and Employees Thank You